UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15 (d) of the
                   Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  May 1, 1998

                          XPLORER, S. A.
        (Exact name of registrant as specified in charter)

	NEVADA                           0-17874          88-0199674
(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No)

2929 S. Maryland Parkway, Las Vegas, NV                   89109
  (Address of principal executive offices)              (Zip Code)

                             (702) 320-3050
        (Registrant's telephone number, including area code)

4750 Kelso Creek Road, Weldon, California                 93283
    (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 2
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Item 1.   Change In Control Of Registrant

      Effective on May 1, 1998, Registrant engaged Joseph De Beauchamp as Chief Executive Officer of Registrant. Mr. De Beauchamp was also elected as President by the Board of Directors with the effective date of May 1, 1998.

Item 5.   Other Events

      Effective on May 1, 1998, Registrant moved to its home State of Nevada and a change of address and phone number occurred. The new numbers are as follows:

         2929 S. Maryland Parkway
         Las Vegas, NV 89109
         Phone: (702) 320-3050
         Fax: (702) 699-5462

Item 6.   Resignation of Registrant's Directors

      Effective May 1, 1998, Registrant hereby reports the Mike Moreland submitted a verbal resignation as Director and as Chief Operating Officer. Mr. Moreland's statement to the Board was that he wanted the freedom to pursue other endeavors and that he would continue to assist the efforts of the Board to build Registrant.

      Replacing Mr. Moreland on the Board of Directors is, as indicated above, Joseph De Beauchamp.



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Xplorer, S.A.
                              -------------
                              (Registrant)


Date: May 13, 1998           By: /s/ Joseph De Beauchamp
                                 ----------------------------
                                 Joseph De Beauchamp, President


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